                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 2

                       Report of Independent Accountants
                                     PAGE 7

                       Schedule of Portfolio Investments
                                     PAGE 8

                      Statement of Assets and Liabilities
                                     PAGE 9

                            Statement of Operations
                                    PAGE 10

                       Statement of Changes in Net Assets
                                    PAGE 11

                         Notes to Financial Statements
                                    PAGE 12

                              Financial Highlights
                                    PAGE 17

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

Value of a $10,000 Investment
                                                               ALPINE REALTY INCOME & GROWTH
                                                                            FUND                    MORGAN STANLEY REIT INDEX
                                                               -----------------------------        -------------------------
'12/30/98'                                                                 10000                              10000
'10/31/99'                                                                $10314                             $ 9517

Past performance is not predictive of future results. Investment return and principal value of the Alpine Realty Income & Growth Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain advisory fees and reimbursements. Without the waiver or reimbursement of fees, total return would have been lower.

The Morgan Stanley REIT Index is a total-return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. An investor can not invest directly in an index.

                COMPARATIVE TOTAL RETURNS AS OF 10/31/99
                                                                 SINCE
                                                               INCEPTION+
-------------------------------------------------------------------------
Alpine Class Y                                                    3.14%
Alpine Class A (4.75%)*                                          -2.00%
Alpine Class B (5.00%)**                                         -2.05%
-------------------------------------------------------------------------
Morgan Stanley REIT Index                                        -4.83%

    * Represents maximum sales load.       ** Represents maximum redemption fee.

+ Represents Class A and Class Y shares, which commenced December 30, 1998. Class B commenced February 18, 1999.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the initial Annual Report for the ten month old Alpine Realty Income & Growth Fund. As of October 31, 1999, the Fund's Class Y shares net asset value was $9.90 providing a period-to-date total return of 3.14% which compares favorably with our Fund's benchmark Morgan Stanley REIT Index total return of -4.83%. Through much of the year the Fund has maintained its position in the top decile of real estate mutual funds, according to Lipper Analytical Services. While the Fund's relative performance has been positive, the sector's stock returns have been disappointing, like many industries perceived to be at a mature phase of their business cycle. We believe, however, that real estate stocks are nearing the end of this period of negative returns. The silver lining to this decline in REIT share prices has been the opportunity to enhance the quality and growth potential of the Fund's portfolio. We have been able to increase the portfolio's current income level and its potential for future dividend growth while buying shares at significant discounts to underlying real estate values.

Q. WHAT HAS ENABLED THE ALPINE REALTY INCOME & GROWTH FUND TO OUTPERFORM ITS BENCHMARK INDEX?

A. We believe Alpine's fundamental focus on value investing has been and will continue to be the most appropriate approach to generating outperformance at this point in the real estate cycle. Our focus on undervalued companies with strong balance sheets and solid dividend coverage has reduced the portfolio's downside volatility. We avoided REITs which had previously been valued at premiums to their underlying property value due to high projected growth rates that required continued acretive acquisition activity. Such companies have underperformed over the past year as the market has become less certain of capital appreciation potential and more restrictive with its capital allocations. At this stage of the real estate cycle, as the recovery phase has transitioned to expansion and is now approaching a mature equilibrium phase, we expect income returns to be as important as capital appreciation for most property investors, including REITs. This is why Alpine introduced this Realty Income & Growth Fund last year. True to its mission, this portfolio has emphasized those REITs, which can generate reasonable growth from their existing properties as opposed to those companies which have primarily relied upon acquisitions for growth.

Q. WHY HAVE REITS UNDERPERFORMED THE OVERALL STOCK MARKET FOR THE PAST TWO
   YEARS?

A. Beginning in late 1997, the stock market appropriately became concerned that property prices had risen too high, too quickly. Share prices at the end of 1997 were in many instances at 15-30% premiums to the underlying real estate value because many investors had accepted Wall Street's explanation that "New Paradigm" REITs were now growth companies and should be priced as such. During this period, several notable transactions highlighted the rich pricing of real estate. Starwood Lodging outbid Hilton Hotels for ITT Sheraton and Donald Trump and Conseco paid a record $900 million for New York's GM building, over $560 per square foot. Meanwhile, the acceleration of rents and the pace of declines in vacancies began to moderate. These events in hindsight marked the top of a market type transition from the recovery phase of the real estate cycle to today's equilibrium phase. While such transitions can lead to a

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

   correction from excess, we believe a combination of fears from the financial crunch of last year following the collapse of the Russian Ruble in August 1998 combined with modest overbuilding (by historical standards) of new buildings in specific sectors and cities raised concern that the growth potential of the sector was over. This has been compounded in recent months by broad mutual fund and institutional selling of REITs since share prices continued to underperform growth oriented "new technology" companies. This has spiraled further this Fall as tax loss selling by both institutional and individual investors has produced the lowest share prices in three to five years for most REITs. We believe today's ensuing oversold situation, where valuation or performance prospects are often disregarded, is a unique opportunity, because this real estate cycle is still healthy. For example, room rates for Starwood's hotels have risen by roughly 10% since the ITT purchase and rents in G.M. building have jumped from $70/sq. ft. to over $90/sq. ft. over the fiscal year. Property performance should not be confused with real estate stock performance.

Q. WHAT WILL LEAD TO A TURNAROUND IN THE MARKET'S PERCEPTION OF REAL ESTATE STOCKS?

A. We believe the market will regain confidence in the sector and its growth prospects for both technical stock market considerations as well as underlying real estate performance prospects. First, we expect these stocks to bounce back from tax loss selling which could negatively impact prices through the end of 1999. Gradually, more investors should then take note that a number of companies have instituted significant share buybacks ranging in size from a several percent to up to 15% of their equity base. There is also an increasing level of insider buying by management and there have been several management buyouts over the course of this year. In fact, your fund has already benefited from several of these takeover bids, namely for Berkshire Realty and Sunstone Hotel Investors, which are now complete, as well as Walden Residential Properties, which is in process. We expect that management led buyout and merger and acquisition activity could accelerate in 2000 and we believe that a number of the Fund's current holdings are trading at prices which could be attractive to a private market bid. We also believe that market recognition of equilibrium in most real estate markets and the future reports of declining new construction will renew investor confidence in the industry. With most regional economies exhibiting signs of continued growth, albeit at a somewhat slower pace, occupancies and rent levels should continue to remain healthy and the divergence between public market valuation of real estate companies and private market valuation of the underlying assets should narrow.

Q. HOW IS THE PORTFOLIO POSITIONED FOR THE YEAR 2000?

A. We have and will continue to take advantage of the current pricing pressure on REITs to upgrade the income producing characteristics of the fund's holdings. Currently, the weighted-average dividend yield of the Morgan Stanley REIT Index is approaching 9% as of October 31, 1999. Present market conditions have enabled us to purchase shares in companies which own some of the most desirable institutional quality real estate, providing significant dividend safety and growth at attractive current yields.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

        Moving forward, we anticipate a continued focus on companies owning real estate in markets with the strongest population and employment growth prospects and with the greatest barriers to supply additions. Since our last report, we have increased our investment in companies with holdings in the California and eastern seaboard markets and reduced our exposure to several of the southern and southeastern markets, which are vulnerable to imbalances in new supply. We have additionally decreased our weightings in the lodging sector since the end of the fiscal year, primarily as a result of the management led buyout of our previously largest holding, Sunstone Hotel Investors. Lastly, the office, industrial, and self-storage sectors currently provide very attractive valuations in our opinion and we expect to increase our weighting in these sectors.

        In summary, I wish to emphasize Alpine's view that there is a mismatch between the values in the property market and the real estate stock market. Small capitalization stocks and so-called value stocks have lagged the S&P 500 this year. We believe a shift to value investing will supercede growth, perhaps sooner than many think. It is important to note that although REITs have trailed the S&P 500 for the past three years, they have still outperformed for 16 of the past 25 years. In the interim, this portfolio should be able to grow its dividend at mid-to-high digit growth rates.

        In closing, allow me to introduce Robert W. Gadsden who in September, took over for Marc Halle as co-portfolio Manager of this fund. Bob's background in REITs, as well as in direct property investment and mortgage lending are well suited to Alpine's big picture approach to analyzing real estate from the ground up. We look forward to updating you on this Fund's progress in the next millennium. Thank you for your support.

/s/ Samuel A. Lieber                   /s/  Robert W. Gadsen
    Samuel A. Lieber                        Robert W. Gadsden

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

                           GEOGRAPHICAL DISTRIBUTION
                     [GEOGRAPHICAL DISTRIBUTION PIE GRAPH]

                         MOUNTAIN       PACIFIC         NEW         CENTRAL                                     MID
SOUTH EAST                STATES       SOUTHWEST      ENGLAND       PLAINS         SOUTH        MIDWEST      ATLANTIC
----------               --------      ---------      -------       -------        -----        -------      --------
15.7%                       5.7%         24.2%          5.3%          4.6%          11%           10%          17.7%

  PACIFIC
 NORTHWEST
 ---------
    5.8%

                              SECTOR DISTRIBUTION

                        [SECTOR DISTRIBUTION PIE GRAPH]


DIVERSIFIED       APARTMENTS        OTHER        HEALTH CARE       RETAIL      OFFICE/INDUSTRIAL 26%      LODGING
-----------       ----------        -----        -----------       ------      ----------------------     -------
  8%                 6%               5%              5%            28%                26%                  22%


TOP 10 HOLDINGS* AS OF 10/31/99

 1.  Sunstone Hotel Investors, Inc.          5.71%   6.  Highwoods Properties, Inc.                    3.67%
 2.  Mack Cali Realty Corp.                  4.64%   7.  Developers Diversified Realty Corp.           3.67%
 3.  Felcor Lodging Trust, Inc.              4.46%   8.  The Macerich Co.                              3.60%
 4.  Simon Property Group, Inc.              4.45%   9.  Alexander's Inc.                              3.58%
 5.  Burnham Pacific Property, Inc.          4.14%  10.  Host Marriott Corp.                           3.52%

* Portfolio composition subject to change.

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees
Alpine Equity Trust

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Alpine Realty Income & Growth Fund of the Alpine Equity Trust (hereafter referred to as the "Fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which includes confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

                                          PricewaterhouseCoopers LLP

Columbus, Ohio
December 20, 1999

ALPINE REALTY INCOME & GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 1999

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS -- (2.1%)
Lodging -- (2.1%)
     3,500   Starwood Hotels & Resorts
               Worldwide, Inc. ............  $    80,281
                                             -----------
             Total Common Stocks
               (Cost $85,335)..............       80,281
                                             -----------
REAL ESTATE INVESTMENT TRUSTS -- (91.6%)
Apartments -- (5.8%)
     5,500   BRE Properties, Class A.......      124,781
     4,100   Gables Residential Trust......       99,169
                                             -----------
                                                 223,950
                                             -----------
Diversified -- (7.8%)
     1,900   Alexander's, Inc. (b).........      139,056
     5,000   Crescent Real Estate Equities,
               Inc.........................       83,438
     2,500   Vornado Realty Trust..........       79,219
                                             -----------
                                                 301,713
                                             -----------
Health Care -- (4.8%)
     2,400   Healthcare Properties.........       63,000
     2,500   Healthcare Realty Trust,
               Inc.........................       48,125
     4,500   Nationwide Health Properties,
               Inc.........................       74,531
                                             -----------
                                                 185,656
                                             -----------
Hotels -- (18.5%)
    10,200   Felcor Lodging Trust, Inc.....      173,400
    15,200   Host Marriott Corp............      136,800
     8,700   Innkeepers USA Trust..........       75,038
     6,400   MeriStar Hospitality Corp.....      102,800
    23,200   Sunstone Hotel Investors,
               Inc.........................      221,850
                                             -----------
                                                 709,888
                                             -----------
Net Lease -- (2.8%)
     4,900   Franchise Finance Corp. of
               America.....................      106,575
                                             -----------
Office-Industrial Buildings -- (23.8%)
     7,800   Cornerstone Properties,
               Inc.........................      113,588
     4,000   Duke Realty Investments,
               Inc.........................       78,500
     3,000   Equity Office Properties......       66,375
     5,900   Highwoods Properties, Inc.....      142,706
     5,500   Kilroy Realty Corp............      105,531
     7,000   Mack Cali Realty Corp.........      180,251

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
REAL ESTATE INVESTMENT TRUSTS, CONTINUED:
     8,300   Mission West Properties.......  $    63,806
     5,700   Prologis Trust................      110,081
     1,500   Spieker Properties, Inc.......       52,406
                                             -----------
                                                 913,244
                                             -----------
Neighborhood Centers -- (15.1%)
    16,100   Burnham Pacific Property,
               Inc.........................      160,999
    10,000   Developers Diversified Realty
               Corp........................      142,500
     3,400   Federal Realty Investment
               Trust.......................       61,838
    12,000   Kranzco Realty Trust..........      102,000
     3,300   New Plan Excel Realty Trust...       57,131
     4,000   Ramco-Gershenson Properties...       54,500
                                             -----------
                                                 578,968
                                             -----------
Shopping Malls -- (11.5%)
     3,000   Chelsea GCA Realty, Inc.......       93,000
     2,500   Glimcher Realty Trust.........       37,031
     7,500   Simon Property Group, Inc.....      172,969
     7,000   The Macerich Co...............      140,000
                                             -----------
                                                 443,000
                                             -----------
Storage -- (1.5%)
     2,000   Storage USA, Inc..............       58,250
                                             -----------
             Total Real Estate Investment
               Trusts (Cost $3,779,826)....    3,521,244
                                             -----------
REPURCHASE AGREEMENTS -- (7.4%)
$  285,751   State Street Bank, 3.50%, date
               10/31/99, due 11/1/99,
               collateralized by U.S.
               Treasury Bond, 8.13%, due
               8/15/19 with a market value
               of $296,250.................      285,751
                                             -----------
             Total Repurchase Agreements
               (Cost $285,751).............      285,751
                                             -----------
             Total Investments
               (Cost $4,150,912) (a).......
             101.1%                            3,887,276
             Liabilities in excess of
               other assets........  (1.1)%     (43,757)
                                       ----   ----------
             TOTAL NET ASSETS....... 100.0%  $ 3,843,519
                                       ----   ----------
                                       ----   ----------

---------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $17,175. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

        Unrealized appreciation...................  $    32,090
        Unrealized depreciation...................     (312,901)
                                                    -----------
        Net unrealized depreciation...............  $  (280,811)
                                                    ===========

(b) Non-income producing securities.

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999

ASSETS:
  Investments, at value (Cost $3,865,161)...................  $3,601,525
  Repurchase agreements, at cost............................     285,751
                                                              ----------
                                                               3,887,276
  Interest and dividends receivable.........................      19,422
  Receivable for investment securities sold.................     318,274
  Receivable for expense reimbursement......................      14,607
  Prepaid expenses and other assets.........................      24,975
                                                              ----------
    Total Assets............................................   4,264,554
                                                              ----------
LIABILITIES:
  Payable for investment securities purchased...............     399,156
  Accrued expenses and other liabilities:
    Investment advisory fees................................         846
    Administration fees.....................................         120
    Distribution fees.......................................           1
    Other...................................................      20,912
                                                              ----------
    Total Liabilities.......................................     421,035
                                                              ----------
NET ASSETS..................................................  $3,843,519
                                                              ==========
NET ASSETS REPRESENTED BY
  Shares of beneficial interest, at par value...............  $       39
  Additional paid-in-capital................................   4,053,444
  Undistributed net investment income.......................      66,377
  Accumulated net realized losses on short sales and
    investments.............................................     (12,705)
  Unrealized depreciation from investments..................    (263,636)
                                                              ----------
    TOTAL NET ASSETS........................................  $3,843,519
                                                              ==========
NET ASSETS VALUE
  Class A shares
    Net assets of $1,029 / 104 shares outstanding...........  $     9.91
                                                              ==========
    Offering price (based on sales charge of 4.75%).........  $    10.40
                                                              ==========
  Class B shares*
    Net assets of $1,028 / 104 shares outstanding...........  $     9.92
                                                              ==========
  Class Y Shares
    Net assets of $3,841,462 / 387,826 shares outstanding...  $     9.90
                                                              ==========

---------------
* Redemption price per share varies based on length of time shares are held (Note 5)

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                            STATEMENT OF OPERATIONS
                        PERIOD ENDED OCTOBER 31,1999 (a)

INVESTMENT INCOME:
  Interest..................................................  $  6,492
  Dividends.................................................   242,879
                                                              --------
Total income..........................................................     249,371
                                                                          --------
EXPENSES:
  Investment advisory fees..................................  $ 26,862
  Administration fees.......................................     6,179
  Distribution fees -- Class B..............................        60
  Shareholder Servicing Fees -- Class A.....................         3
  Shareholder Servicing Fees -- Class B.....................        20
  Custodian fees............................................     2,652
  Fund accounting fees......................................       500
  Legal fees................................................     3,594
  Audit fees................................................     8,543
  Trustees' fees............................................       951
  Transfer agent fees.......................................     1,029
  Registration and filing fees..............................    41,632
  Printing costs............................................    19,555
  Other.....................................................     2,415
                                                              --------
          Gross expenses..............................................     113,995
          Expenses voluntarily waived.................................     (19,943)
          Expenses voluntarily reimbursed.............................     (52,787)
                                                                          --------
Total expenses........................................................      41,265
                                                                          --------
Net Investment Income.................................................     208,106
                                                                          --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized losses from short sales and investments................     (12,705)
  Net change in unrealized depreciation from investments..............    (263,636)
                                                                          --------
Net realized/unrealized losses from investments.......................    (276,341)
                                                                          --------
Change in net assets resulting from operations........................    $(68,235)
                                                                          ========

---------------
(a) The Fund commenced offering Class A and Class Y Shares on December 30, 1998 and Class B Shares on February 18, 1999.

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 PERIOD
                                                                 ENDED
                                                              OCTOBER 31,
                                                                1999(a)
                                                              ------------
OPERATIONS:
  Net investment income.....................................   $  208,106
  Net realized losses from short sales and investments......      (12,705)
  Net change in unrealized depreciation from investments....     (263,636)
                                                               ----------
     Change in net assets resulting from operations.........      (68,235)
                                                               ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
     Class A................................................          (39)
     Class B................................................         (386)
     Class Y................................................     (141,304)
                                                               ----------
     Total change in net assets from distributions to
      shareholders..........................................     (141,729)
                                                               ----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from shares sold.................................    4,170,202
  Cost of shares redeemed...................................     (208,088)
  Dividends reinvested......................................       91,369
                                                               ----------
  Net increase in net assets resulting from shares of
     beneficial interest transactions.......................    4,053,483
                                                               ----------
     Total change in net assets.............................    3,843,519
                                                               ----------
NET ASSETS:
  Beginning of period.......................................           --
                                                               ----------
  End of period.............................................   $3,843,519
                                                               ==========

---------------
(a) The Fund commenced offering Class A and Class Y Shares on December 30, 1998 and Class B Shares on February 18, 1999.

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999

1.   ORGANIZATION:

     The Alpine Realty Income & Growth Fund, (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a separate series of the Alpine Equity Trust (the "Trust"), a Massachusetts business trust organized in 1988.

     The fund offers Class A, Class B, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares is sold without a font-end sales charge, but pay higher ongoing distribution fees than Class A shares. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to certain institutional or individual investors who do not receive services of financial intermediaries that offer shares of the Fund.

     Alpine Realty Income & Growth Fund commenced operations on December 30,
     1998.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities traded on a national securities exchange or included on the National Association of Securities Dealers Automated Quotation National Market System (" NASDAQ") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NASDAQ for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities, for which market quotations are not available, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. Repurchase agreements are considered to be loans by the Fund under the 1940 act.

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                OCTOBER 31, 1999

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D. SHORT SALE TRANSACTIONS:

     Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with its custodian, consisting of cash, equities and/or U.S. Government securities sufficient to collateralize its obligation on the short positions. At October 31, 1999, there were no open short positions.

     E. FEDERAL TAXES:

     It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required. (Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.)

     F. DIVIDENDS AND DISTRIBUTIONS:

     The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/ tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                OCTOBER 31, 1999

     investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

     G. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans.

3.   CAPITAL SHARE TRANSACTIONS:

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Fund were as follows:

                                                                  PERIOD ENDED
                                                              OCTOBER 31, 1999 (a)
                                                              ---------------------
                                                              SHARES       AMOUNT
                                                              -------    ----------
CLASS A
  Shares sold...............................................      100    $    1,000
  Shares issued in reinvestment of dividends................        4            40
                                                              -------    ----------
  Net change................................................      104         1,040
                                                              -------    ----------
CLASS B
  Shares sold...............................................    1,605        16,031
  Shares redeemed...........................................   (1,538)      (16,301)
  Shares issued in reinvestment of dividends................       37           386
                                                              -------    ----------
  Net change................................................      104           116
                                                              -------    ----------
CLASS Y
  Shares sold...............................................  397,771     4,153,171
  Shares redeemed...........................................  (18,728)     (191,787)
  Shares issued in reinvestment of dividends................    8,783        90,943
                                                              -------    ----------
  Net change................................................  387,826     4,052,327
                                                              -------    ----------
  Total net change..........................................  388,034    $4,053,483
                                                              =======    ==========

---------------
     (a) The Fund commenced offering Class A and Class Y Shares on December 30, 1998 and Class B Shares on February 18, 1999.

4.   SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds from sales of investment securities, excluding securities sold short and short-term investments, were $8,358,819 and $4,480,832, respectively, for the period ended October 31, 1999.

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                OCTOBER 31, 1999

5.   DISTRIBUTION PLANS

     BISYS Fund Services L.P. ("BISYS L.P."), a wholly-owned subsidiary of The BISYS Group Inc. serves as principal underwriter to the Fund.

     The Fund has adopted Distribution Plans for each class of shares, except Class Y Shares, as allowed by Rule 12b-1 of the 1940 Act. Distributions plans permit the Fund to reimburse its principle underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund. Pursuant to the Distribution plans, each class, except Class Y Shares, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B shares also presently pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan fees are calculated daily and paid monthly.

     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

     Class B shares are subject to a Contingent Deferred Sales Charge ("CDSC") on redemption of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at the date of the original purchase or at the date of redemption, according to the following chart:

                     YEAR OF REDEMPTION                         CDSC
                     ------------------                         ----
First.......................................................     5%
Second......................................................     4%
Third.......................................................     3%
Fourth......................................................     3%
Fifth.......................................................     2%
Six.........................................................     1%

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

     Investment advisory services are provided to the Fund by Alpine Management & Research LLC ("Alpine"). Pursuant to the investment advisor's agreement with the Fund, Alpine is entitled to an annual fee based on the Fund average daily net assets, in accordance with the following schedule:

First $750 million..........................................  1.00%
Next $250 million...........................................  0.90%
Over $1 billion.............................................  0.80%

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                OCTOBER 31, 1999

     Fees may be voluntarily reduced or reimbursed to assist the Fund in maintaining competitive expense ratios. Information regarding these transactions for the Fund is as follows for the period ended October 31, 1999:

                                         INVESTMENT ADVISOR
                                    -----------------------------
                                       ANNUAL FEE      VOLUNTARY
                                    BEFORE VOLUNTARY      FEE
                                     FEE REDUCTIONS    REDUCTIONS   REIMBURSEMENTS
                                    ----------------   ----------   --------------
Realty Income and Growth Fund.....      $26,862         $19,943        $52,787

     BISYS L.P. is the Fund's Distributor. BISYS Fund Services Ohio, Inc. is the Fund's Administrator and BISYS Fund Services, Inc. ("BISYS") is the Fund's Fund Accountant, Transfer Agent and Dividend Disbursing Agent. In addition, Investors Fiduciary Trust Company ("IFTC") is the Fund's Custodian. In return for these services, BISYS L.P. and BISYS will earn an annual fee amounting to 0.23% of the Fund's average daily net assets. As of July 1, 1999, this changed to the greater of an annual fee amounting to 0.23% of the fund's average daily net assets or $250,000 annually for the Trust. IFTC will earn an annual fee amounting to 0.095% of the Fund's average daily net assets.

     Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

7.   CONCENTRATION OF CREDIT RISK:

     The Fund invest a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

8.   FINANCING AGREEMENT

     Effective August 27, 1999, the Trust entered into a secured committed revolving line of credit (the "Committed Line") with State Street Bank and Trust Company (the "Bank"). Under this agreement, the Bank provides a $5,000,000 Committed Line to be used by the Funds of the Trust. Borrowings of the Funds under this agreement will incur interest at 0.50% per annum above the Bank's overnight federal funds rate. A commitment fee of 0.08% per annum will be incurred on the unused portion of the Committed Line, which will be allocated by average net assets to all Funds of the Trust. As of October 31, 1999 the Trust had an unused Committed Line balance of $3,668,842.

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              PERIOD ENDED OCTOBER 31, 1999
                                                    --------------------------------------------------
                                                    CLASS A(a)(b)     CLASS B(a)(c)     CLASS Y(a)(b)
                                                    --------------    --------------    --------------
NET ASSETS VALUE BEGINNING OF YEAR................      $10.00            $ 9.99            $10.00
                                                        ------            ------            ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)....................        0.63              0.53              0.64
  Net realized and unrealized gain (loss) from
     short sales and investments..................       (0.33)            (0.23)            (0.32)
                                                        ------            ------            ------
  Total from investment operations................        0.30              0.30              0.32
                                                        ------            ------            ------
LESS DISTRIBUTIONS:
  From net investment income......................       (0.39)            (0.37)            (0.42)
                                                        ------            ------            ------
  Total distributions.............................       (0.39)            (0.37)            (0.42)
                                                        ------            ------            ------
NET ASSET VALUE END OF YEAR.......................      $ 9.91            $ 9.92            $ 9.90
                                                        ======            ======            ======
TOTAL RETURN (EXCLUDES SALES CHARGES).............        2.90%(d)          2.92%(d)          3.14%(d)
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...............      $    1            $    1            $3,842
  Ratio of expenses to average net assets.........        1.73%(e)          2.48%(e)          1.50%(e)
  Ratio of net investment income (loss) to average
     net assets...................................        7.14%(e)          6.94%(e)          7.76%(e)
  Ratio of expenses to average net assets(f)......        4.43%(e)          5.18%(e)          4.18%(e)
  Portfolio Turnover (g)..........................         159%              159%              159%

---------------
(a) Net investment income is based on average shares outstanding during the period.

(b) For the period from December 30, 1998 (commencement of class operations) to October 31, 1999.

(c) For the period from February 18, 1999 (commencement of class operations) to October 31, 1999.

(d) Not Annualized.

(e) Annualized.

(f) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not incurred, the ratios would have been as indicated.

(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                      [This Page Intentionally Left Blank]

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
Foster Bam
H. Guy Leibler
                                                                 [ALPINE LOGO]
INVESTMENT ADVISOR
Alpine Management and Research, LLC                                  Realty
122 East 42nd Street, 37th floor                                 Income & Growth
New York, NY 10168                                                    Fund

CUSTODIAN
IFTC
801 Pennsylvania
Kansas City, MO 64105

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215

LEGAL COUNSEL
Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY 10022

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services L.P.
3435 Stelzer Road
Columbus, OH 43219                                               [GRAPHIC]

                                                 _______________________________
Alpine International Real Estate Equity Fund     ANNUAL REPORT
      122 East 42nd Street, 37th floor           October 31, 1999
             New York, NY 10168
               (212) 687-5588

(12/99)

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
Foster Bam
H. Guy Leibler
                                                                 [ALPINE LOGO]
INVESTMENT ADVISOR
Alpine Management and Research, LLC                                  Realty
122 East 42nd Street, 37th floor                                 Income & Growth
New York, NY 10168                                                    Fund

CUSTODIAN
IFTC
801 Pennsylvania
Kansas City, MO 64105

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215

LEGAL COUNSEL
Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY 10022

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services L.P.
3435 Stelzer Road
Columbus, OH 43219                                               [GRAPHIC]

                                                 _______________________________
Alpine International Real Estate Equity Fund     ANNUAL REPORT
      122 East 42nd Street, 37th floor           October 31, 1999
             New York, NY 10168
               (212) 687-5588

(12/99)